SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                February 27, 2007
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                        (Date of earliest event reported)


                      HARRINGTON WEST FINANCIAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                     0-50066               48-1175170
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(State or other jurisdiction   (Commission File Number)     (IRS Employer
        of incorporation)                                  Identification No.)


610 Alamo Pintado Road, Solvang, California                93463
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(Address of principal executive offices)                 (Zip Code)


                                 (805) 688-6644
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)



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Table of Contents

Item 5.02(c).     Departure of Directors or Principal Officers;
                  Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Item 9.01.        Financial Statements and Exhibits.

SIGNATURE

EXHIBIT 99.1


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Section 5 - Corporate Governance and Management

Item 5.02         Departure of Directors or Principal Officers;
                  Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

                  (c) Effective February 28, 2007, John R. Mason, age 43, was appointed Chief Investment Officer and Director of Financial Analysis of Harrington West Financial Group, Inc., and its subsidiary, Los Padres Bank. Mr. Mason's term of office will continue until his successor is duly appointed. Prior to joining Harrington West, Mr. Mason was most recently a portfolio manager for US Central, FCU, responsible for $1.5 billion in short duration fixed income portfolios, including mortgage backed, asset backed, commercial mortgage backed and other securities. Prior to this position, Mr. Mason was a principal of Smith Breeden Associates, Inc., an investment and risk management adviser to the Company. A copy of the press release announcing his appointment is attached as Exhibit 99.1.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

         (d) Exhibits:

                  99.1     Press Release Dated February 27, 2007



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      HARRINGTON WEST FINANCIAL GROUP, INC.


                     By: /s/ Craig J. Cerny
                         ------------------------------------
                         Craig J. Cerny
                         Chairman of the Board and Chief Executive Officer


Date:    February 27, 2007

Exhibit Index:

         99.1     Press Release Dated February 27, 2007